Exhibit 99.2
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                   Greenpoint [GREENPOINT FINANCIAL LOGO] Financial


                          EXITING MANUFACTURED HOUSING
                            Investor Conference Call
                                 January 3, 2002






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FORWARD-LOOKING STATEMENT DISCLAIMER
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


This release contains certain forward-looking statements, which are based on management's current expectations. These forward-looking statements include information concerning possible or assumed future results of operations, trends, financial results and business plans, including those relating to earnings growth; revenue growth; origination volume in the Company's mortgage business; non-interest income levels, including fees from product sales; credit performance on loans made by the Company; tangible capital generation; margins on sales or securitizations of loans; market share; expense levels; and other business operations and strategies. For these statements, GreenPoint claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 to the extent provided by applicable law. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to: risks and uncertainties related to acquisitions, divestitures and terminating business segments, including related integration and restructuring activities; prevailing economic conditions; changes in interest rates, loan demand, real estate values, and competition, which can materially affect origination levels and gain on sale results in the Company's mortgage business; the level of defaults, losses and prepayments on loans made by the Company, whether held in portfolio, sold in the whole loan secondary markets or securitized, which can materially affect required loan loss reserve levels and the Company's periodic valuation of its retained interests from securitizations; changes in accounting principles, policies, and guidelines; adverse changes or conditions in capital or financial markets, which can adversely affect the ability of the Company to sell or securitize loan originations on a timely basis or at prices which are acceptable to the Company; actions by rating agencies and the effects of these actions on the Company's businesses, operations and funding requirements; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services. The forward-looking statements are made as of the date of this release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.




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OVERVIEW
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


* Exit manufactured housing

* Effectively eliminate the risk associated with the MH business

* Create a stronger balance sheet and greater profitability







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EXITING THE MANUFACTURED HOUSING
LENDING BUSINESS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


* Immediately halt originations; approved loans will be funded

* Honor commitments to service manufactured housing loan portfolio

* Significantly reduce/eliminate credit risks on existing MH exposures

  - Increase loss assumptions and reserves against off balance sheet credit risks

  - Divest on balance sheet manufactured housing assets

* After-tax charge of $663 million against fourth quarter earnings








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REASONS FOR EXITING THE BUSINESS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


WHILE IMPROVED, THE CURRENT AND PROJECTED RESULTS OF MANUFACTURED HOUSING LENDING DO NOT PROVIDE ADEQUATE RISK ADJUSTED RETURNS.

* The climate for manufactured housing lending has not improved

* U.S. recession continues to place pressure on borrowers

* The industry-wide inventory overhang has increased

* The prospects for a turnaround are distant








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IMMEDIATE POSITIVE IMPACT
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


* Significantly less earnings volatility for GreenPoint Financial

* Release of regulatory capital which can be reinvested

* Removal of uncertainty surrounding GreenPoint's continuing operations which has depressed the Company's valuation

* Improved profitability as the Company focuses on its higher-return operations


                             First Nine Months 2001
                             ----------------------

                                As       Continuing
                             Reported    Operations
                             --------    ----------
                      ROE      16.56%       18.24%
                      ROA       2.00%        2.20%


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FINANCIAL IMPLICATIONS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]
DETAILED FINANCIAL ANALYSIS








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DETAILS OF FOURTH QUARTER CHARGE
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


($ in millions)


                                                         After-Tax
                                                            Charge
------------------------------------------------------------------
Retained interest valuation                                 ($295)
Write off remaining goodwill                                 (241)
Balance sheet sales                                           (83)
Servicing rights impairment                                   (41)
Restructuring reserve                                          (6)
Projected (Loss)/Profit of Discontinued Ops.                     3
------------------------------------------------------------------

Total Impact on Book Equity                                 ($663)

Goodwill Add-Back                                             $390

IMPACT ON TANGIBLE EQUITY                                   ($273)
------------------------------------------------------------------








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REVISED MH LOSS ASSUMPTIONS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


* Several factors signal higher losses

  - Deteriorating U.S. economy, higher unemployment and personal bankruptcies

  - Continued high delinquency levels industry-wide

  - Worsening inventory imbalances in the MH industry

* No new origination leads to wholesale-only liquidation of repossessions



                                Average Annual                  Cumulative
                     -----------------------------------------  Loss as % of
                     Default Rate    Severity        Loss Rate  Orig. Balance
--------------------------------------------------------------------------------
September 30, 2001        4.0%          64.9%           2.6%        14.3%

December 31, 2001         6.6           80.2            5.3         26.2

Percent Change           67.3%          23.7%         106.9%        83.4%
--------------------------------------------------------------------------------




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MANUFACTURED HOUSING EXPOSURE FROM
SECURITIZED ASSETS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


THESE LOSSES IMPLY DRAWS ON OUTSTANDING LETTERS OF CREDIT AS DESCRIBED BELOW

* On 6 deals, with outstanding balances of $2.1 billion, projected draws equal LOC maximum, resulting in no further recourse

* On remaining deals, totaling $2.9 billion, uncovered draws are $294 million, which will occur only if losses exceed those assumed

* Balance sheet IOs, which were $58 million at September 30, are fully written off


($in millions)



        September 30, 2001                                                        December 31, 2001
---------------------------------                                     --------------------------------------------
            Maximum                 Remaining                                       Maximum              Remaining
Principal     LOC      Projected     LOC/IO                              Princial    LOC      Projected   LOC/IO
 Balance    Exposure     Draws      Exposure     Pool                    Balance   Exposure    Draws     Exposure
---------------------------------------------    -----------------------------------------------------------------
                                                 Zero Recourse           $2,051      $207       $207            $0

                                                 Recourse                $2,913      $577       $283          $294
                                                 -----------------------------------------------------------------
$4,740       $768         $67            $701    Total LOC Recourse      $4,964      $784       $490          $294
                                                 -----------------------------------------------------------------
                                           58    IO                                                              0
---------------------------------------------    -----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                         $759    Total Uncovered Recourse                                     $294
------------------------------------------------------------------------------------------------------------------



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BALANCE SHEET SALES
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


* GreenPoint is working with investment banks to sell its held for investment and held for sale MH portfolios

  - Loans will be sold without any residual risk remaining at GreenPoint

* The held for investment portfolio ($422 million outstanding) was reclassified as held for sale at an expected value of $308 million on sale

  - Loan loss reserves allocated to this portfolio of $32 million were released

* The held for sale portfolio ($420 million) was marked down to its expected value of $367 million








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MH SERVICING RIGHTS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


MANUFACTURED HOUSING SERVICING RIGHTS ARE VALUED AS A FUNCTION OF PROJECTED LOAN BALANCES, WHICH DETERMINE REVENUES, AND PROJECTED COSTS. THE COSTS ARE A FUNCTION OF THE SCALE OF THE SERVICING OPERATION AND THE MIX OF CURRENT--"GOOD" --LOANS, AND DELINQUENT--"BAD"--LOANS.

* Higher defaults result in more "bad loan" expense

* Higher defaults cause more rapidly declining balances

* Portfolio run-off leads to higher average costs per loan

TOTAL SERVICING RIGHTS RELATED TO MANUFACTURED HOUSING LOANS WERE WRITTEN DOWN BY $68 MILLION PRE-TAX








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RESTRUCTURING GREENPOINT CREDIT
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


DISCONTINUING NEW LOAN ORIGINATION ALLOWS A RESTRUCTURING OF THE SERVICING OPERATION THAT WILL PROVIDE GREATER FOCUS ON QUALITY COLLECTIONS AND LOSS MANAGEMENT

* Reduce headcount by approximately 400

* Reduce annual expense by $30 million

* Take a restructuring charge of $10 million - primarily severance

* Recognize $5 million in earnings from servicing operations








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SUMMARY OF FINANCIAL IMPACT
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


ACTIONS TAKEN HAVE DRAMATICALLY REDUCED THE RISK TO GREENPOINT AND ITS INVESTORS OF ITS MANUFACTURED HOUSING LOAN EXPOSURES

* Increased life-of-loan loss assumptions by 83%

* Reduced maximum uncovered letters of credit draws from $701 million to $294 million on securitized MH loans

* Wrote off all of the $58 million of MH IO's

* Intend to sell all of the approximately $850 million of on-balance sheet MH loans








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GREENPOINT FINANCIAL'S LOAN LOSS RESERVE
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


AFTER SALE OF ON-BALANCE SHEET MH ASSETS, GREENPOINT'S ON-BALANCE SHEET LOAN PORTFOLIO WILL BE $9.9 BILLION OF MOSTLY RESIDENTIAL MORTGAGE LOANS.

* Weighted average LTV: 64%

* Weighted average FICO: 704

* Loan loss allowance: $81 million or 82 basis points

* Loan loss allowance equals 9 times the last five years average chargeoffs


  [Bar Graph depicting Annual Mortgage Chargeoffs by Year versus Basis Points]



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PRO FORMA FINANCIAL STATEMENTS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]



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EARNINGS IMPACT

-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]

FULL YEAR RESULTS
($ in millions, except for per share values; after-tax)


                                Q1 01   Q2 01   Q3 01  Q4 01 (1)  Full Yr 01 (1)
                               ------  ------  ------  --------   -------------

Net Income from continuing     $   73  $  108  $  113       114          407
 operations                    ======  ======  ======   =======    =============

(Profit)/loss from
 discontinued operation             5    (22)    (10)     (678)         (705)
                               ------  ------  ------   -------    -------------

Net Income                         77      87     103     (565)         (298)
                               ======  ======  ======   =======    =============

EPS from continuing operations $ 0.80  $ 1.19  $ 1.23    $ 1.25     $    4.47
EPS from discontinued          $ 0.05  $(0.24) $(0.11)   $(7.50)    $   (7.74)
 operation
Reported EPS                   $ 0.85  $ 0.95  $ 1.12    $(6.24)    $   (3.27)




(1) Based on mid-point of management projections.
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PRO FORMA BALANCE SHEET WITH ADJUSTMENTS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]



                               September 30, 2001         4th Quarter Activity           December 31, 2001
                               ------------------                                        -----------------
                                                    ------------     ---------------
Dollars in Millions                Actual           Continuing       Discontinuance          Forecast
                                -------------       ------------     ---------------         --------

Assets
    Investments                   $ 3,701             $ 178              $  -                 $ 3,879
    Loans held for sale:                                -                   -                 $    -
       Mortgage loans               3,703             1,157                 -                   4,860
       Manufactured housing loans     641             (189)                 223                   675
    Loans held for investment:
       Mortgage loans               9,844                56                   0                 9,900
       Other loans                    492               (19)               (422)                   51
    Allowance for loan losses        (113)                -                  32                   (81)
                                   --------          --------            -----------         ----------
       Total loans,net             14,567             1,005                (167)               15,405
    Ret Interest in Securitizations   188                43                 (86)                  145
    Goodwill                          805               (20)               (390)                  395
    Servicing assets                  194                14                 (68)                  140
    Cash & other assets               542               (45)                  -                   497
                                   --------           --------          ------------         ----------
 Total Assets                    $ 19,997            $ 1,175             $ (711)             $ 20,461
                                  =========           ========          ============         ===========

Liabilities & equity
     Savings & checking           $ 4,596               $ 86             $    -               $ 4,682
     Time deposits                  6,155               (207)                 -                 5,948
     Borrowings                     6,281              1,277                  -                 7,558
     Mortgage escrow deposits         105                 31                  -                   136
     Liabilities under recourse        71                 -                  392                  463
      exposure
        Other liabilities             485                (35)              (440)                   10
        Stockholders' equity        2,304                 23               (663)                1,664
                                  ---------            --------        -------------        ------------
Total Liabilities & Equity       $ 19,997            $ 1,175             $ (711)              $ 20,461
                                  ==========           ========        =============        ============


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SELECTED CAPITAL RATIOS
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]


                                                                Well Capitalized
                             12/31/00    09/30/01   12/31/01 (1)     Minimum
                             --------    ---------  ---------    ---------------

Regulatory Ratios

 Tier 1 Leverage              9.39%        8.80%        7.30%           5.00%

 Tier 1 Risk-based Capital    9.17%        9.79%       10.20%           6.00%

 Total Risk-based Capital    10.80%       11.36%       11.80%          10.00%

Tangible Common-to-Tangible
  Managed Assets              5.10%        5.60%        5.05%




(1) Based on mid-point of management projections
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SUMMARY
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]

TWO STRONG CORE BUSINESSES

- GreenPoint Mortgage (Headlands Acquisition)

  * Consistent market share growth

  * Very high loan sale margins

  * High quality portfolio

- Consumer Banking

  * Significant growth in core deposits

  * Double digit fee-income growth

  * Very attractive franchise in major market



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SUMMARY
-----------------------------------------------------[GREENPOINT FINANCIAL LOGO]

* GreenPoint is the existing manufactured housing finance business

* The risk associated with MH has been effectively eliminated

* Going forward, GreenPoint will have a stronger balance sheet and greater profitability





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